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                                                                  EXHIBIT 10.3.7

                       AMENDMENT NO. 7 TO SEMICONDUCTOR
                             TECHNOLOGY AGREEMENT

     This Amendment No. 7 (the "Amendment") to the parties' Semiconductor technology Agreement is entered into as of the date last entered below by and between Rambus Inc., a Delaware corporation with principal offices at 2465 Latham Street, Mountain View, California 94040, U.S.A. ("Rambus") and LG Semicon Co., Ltd. (formerly known as Goldstar Electron Co., Ltd.), a Korean corporation with principal offices at 1, Hyangjeong-dong, Hungduk-gu, Cheongju-si, Chungcheongbuk-do, 361-480 Korea ("LGS").

     WHEREAS, in 1994 the parties entered into a Semiconductor Technology Agreement (previously as restated and amended, the "License Agreement"); and

     WHEREAS the parties desire to amend the License Agreement as set forth herein.

     NOW, THEREFORE, the parties agree that the License Agreement is amended as follows:

     1. Capitalized terms used in this Amendment but not defined herein shall have the meaning specified therefor in the License Agreement.

     2. Section 1.11 of the License Agreement is amended so that "Licensed Rambus ICs" also includes Rambus Customer Designed ASICs. [***] LG agrees to use its best efforts to develop, market, and Sell Rambus Customer Designed ASICs. LG agrees that LG's compliance with the preceding sentence shall also be a condition of LG's rights pursuant to this Section 2.

     3. Section 3.4 of the License Agreement is deleted. Rambus shall have no obligation to develop or provide a RAPID Chip, a printed circuit board incorporating a RAPID Chip, or any RAPID Chip Deliverables.

     4. Section 1.2 of Amendment No. 3 to the License Agreement is amended to read in its entirety as follows:

     "'Rambus-2 Implementation Package' means an implementation package for the Rambus-specific interface portion of a Rambus-2 DRAM, consisting of specifications, verilog models, floor plan, process independent layout, transistor schematics, reference transistor model and simulation results, preliminary test vectors, and recommended core architectures; core implementation is not included."

     5. Except as set forth herein, the License Agreement, as previously amended, shall remain unmodified and in full force and effect in accordance with its terms.

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[***]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
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RAMBUS INC.                            LG Semicon Co., Ltd.


By: /s/ Subodh Toprani                 By: /s/ M.S. Choi
   --------------------------------       -----------------------------------

Print Name: Subodh Toprani             Print Name: M.S. Choi
           ------------------------               ---------------------------

Title: Vice President                  Title: Managing Director
      -----------------------------          --------------------------------

Date: January 16, 1998                 Date: December 23, 1997
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